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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                            -------------------------

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 8, 2001

                             PYR ENERGY CORPORATION
                             ----------------------

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                                    --------
                 (STATE OF OTHER JURISDICTION OF INCORPORATION)


         0-20879                                        95-4580542
         -------                                        ----------
 (COMMISSION FILE NUMBER)                   (IRS EMPLOYER IDENTIFICATION NUMBER)


                            1675 BROADWAY, SUITE 2450
                             DENVER, COLORADO, 80202
                             -----------------------
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES INCLUDING ZIP CODE)

                                 (303) 825-3748
                                 --------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)





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ITEM 5.  OTHER ITEMS

         On March 9, 2001, the Company completed the sale of a total of 1,450,000 shares of common stock for $8.00 per share, or a total of $11,600,000. A copy of the form of subscription agreement for this sale is attached as Exhibit 10.1 to this Form 8-K. The entities that entered into the subscription agreements and the number of shares subscribed to by each of them are set forth on Exhibit 10.2 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits

             The following exhibits are filed herewith:

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

5                 Opinion of Patton Boggs LLP

10.1              Form of Subscription Agreement

10.2              List of Subscribers for Common Stock

23.1              Consent of Patton Boggs LLP (included in Exhibit 5)

23.2              Consent of Auditors


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act Of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         PYR ENERGY CORPORATION


Date:    March 9, 2001            By: /s/ Andrew P. Calerich
                                      ----------------------------------------
                                      Andrew P. Calerich
                                      Vice President and Chief Financial Office